File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)


Supplement Dated September 28, 2001
to The Enterprise Group of Funds,
Inc. Prospectus Dated August 31, 2001


On page 90, for the Multi-Cap Growth
Fund:

Please change the address of Fred Alger
Management, Inc. to 78 Headquarters Plaza,
West Tower, 4th Floor, Morristown, N.J.
07960.

Please replace the paragraph under "Fund
Managers" as follows:

Fred Alger and Dave Hyun are the
individuals responsible for the
day-to-day management of the Fund.
Mr. Alger founded Alger in 1964
and has served as Chairman since then.
Since 2001, he has also served as
President.  Mr. Hyun has been employed
by Alger since 2001 as Executive Vice
President and Portfolio Manager.  From
2000-2001, Mr. Hyun served as a
portfolio manager at OppenheimerFunds.
Mr. Hyun previously served at Alger
from 1991-1997 as an analyst and as
Senior Vice President and Portfolio
Manager at Alger from 1997-2000.

September 28, 2001